UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 12, 2015

Cosi, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50052	06-1393745
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

294 Washington Street, Ste. 510, Boston, Massachusetts	02108
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   (857) 415-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02             First Quarter Results of Operations and Financial Condition.

On November 12, 2015, Cosi, Inc. (the "Company") issued a press release announcing its earnings for the third quarter ended September 28, 2015.  A copy of the press release is furnished as Exhibit 99.1.

Item 7.01                           Regulation FD Disclosure.

On November 12, 2015, the Company hosted a teleconference and webcast to discuss its third quarter results.  The text of the supplemental slides to which management referred during the presentation is attached hereto as Exhibit 99.2

Item 9.01              Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit 99.1	Press Release of Cosi, Inc., dated November 12, 2015.

	Exhibit 99.2	Slides for teleconference held on November 12, 2015.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2015	Cosi, Inc.

	By:	/s/ Vicki Baue
Name: Vicki Baue
Title: V. P. and General Counsel, CCO

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)
99.1	Press Release of Cosi, Inc., dated November 12, 2015.	E
99.2	Slides for teleconference held on November 12, 2015.	E